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                            SERIES 1998-1 SUPPLEMENT
                            Dated as of March 1, 1998

                                       to

                                    INDENTURE
                            Dated as of March 1, 1998

                                      among

                              TRI FUNDING II, INC.
                                   ("Issuer")

                                       and

                             TRENDWEST RESORTS, INC.
                                  ("Servicer")

                                       and

                              LASALLE NATIONAL BANK
                                   ("Trustee")

               $125,000,000 6.88% Receivables-Backed Notes, Series 1998-1, Class A $5,434,485 7.98% Receivables-Backed
                          Notes, Series 1998-1, Class B





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                                TABLE OF CONTENTS

                                                                          PAGE

Parties.....................................................................1

Preliminary Statement.......................................................1

Granting Clause.............................................................1

ARTICLE ONE                DEFINITIONS......................................2

Section 1.01            Definitions.........................................2

ARTICLE TWO                FORM OF SERIES 1998-1 NOTES......................5

Section 2.01            Form of the Series 1998-1 Notes.....................5

ARTICLE THREE              PRINCIPAL TERMS OF THE SERIES 1998-1 NOTES.......5

Section 3.01            Principal Terms of the Series 1998-1 Notes..........5

ARTICLE FOUR               REPRESENTATIONS, WARRANTIES AND COVENANTS........6

Section 4.01            Representations and Warranties......................6
Section 4.02            Covenants...........................................7

ARTICLE FIVE               MONTHLY DISTRIBUTIONS; RESERVE ACCOUNT...........7

Section 5.01.           Monthly Distributions...............................7
Section 5.02.           Reserve Account.....................................9

ARTICLE SIX                SALE OF SERIES TRUST ESTATE.....................11

Section 6.01.           Disbursements from Sales...........................11

ARTICLE SEVEN              PROVISIONS OF GENERAL APPLICATION...............12

Section 7.01            Ratification of Indenture..........................12
Section 7.02            Amendments.........................................12
Section 7.03            Effect of Headings and Table of Contents...........13
Section 7.04            Governing Law......................................13
Section 7.05            Counterparts.......................................13
Section 7.06            Initial Purchasers.................................13

Signature..................................................................14




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SCHEDULE A            Series Contract Schedule
SCHEDULE B            Pool Information


EXHIBIT A-1           Form of Series 1998-1 Class A Note
EXHIBIT A-2           Form of Series 1998-1 Class B Note
EXHIBIT B             Form of Monthly Servicer's Report




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         SERIES 1998-1 SUPPLEMENT, dated as of March 1, 1998 (herein, as amended and supplemented from time to time, called this "Series 1998-1 Supplement"), among TRI FUNDING II, INC., a Delaware corporation (herein, together with its permitted successors and assigns, called the "Issuer"), TRENDWEST RESORTS, INC., an Oregon corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer"), and LASALLE NATIONAL BANK, as trustee (the "Trustee").


                              PRELIMINARY STATEMENT

         The Issuer, the Servicer and the Trustee have entered into an Indenture dated as of March 1, 1998 (the "Indenture"). Section 9.01 of the Indenture provides, among other things, that the Issuer, the Servicer and the Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the form or terms of the Notes of any Series as permitted in Sections 3.01 and 4.01 of the Indenture. In connection therewith, the Issuer has duly authorized the execution and delivery of this Series 1998-1 Supplement and the issuance of two classes of a Series of Notes designated as the "6.88% Receivables-Backed Notes, Series 1998-1, Class A" (the "Class A Notes") and the "7.98% Receivables-Backed Notes, Series 1998-1, Class B" (the "Class B Notes" and, together with the Class A Notes, the "Series 1998-1 Notes"). The Class A Notes are limited in aggregate principal amount to $125,000,000, and the Class B Notes are limited in aggregate principal amount to $5,434,485, all as set forth in this Series 1998-1 Supplement.

         All conditions have been complied with, all actions have been taken and all things necessary to make this Series 1998-1 Supplement a valid agreement of the Issuer, the Servicer and the Trustee in accordance with its terms and the terms of the Indenture have been done.


                                 GRANTING CLAUSE

         To secure the payment of the principal of and interest on the Series 1998-1 Notes in accordance with their terms, the payment of all of the sums payable under the Indenture and this Series 1998-1 Supplement with respect to the Series 1998-1 Notes or otherwise payable to the Holders of such Notes and the performance of the covenants contained in the Indenture and this Series 1998-1 Supplement with respect to the Series 1998-1 Notes, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in the Indenture and this Series 1998-1 Supplement, for the benefit of the Holders of the Notes of the Series 1998-1 Notes, all of the Issuer's rights, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from: (a) the Receivables relating to the Contracts listed on the Series Contract Schedule attached as Schedule A hereto or on any supplement to such Series Contract Schedule pursuant to Section
4.03 of the Indenture, including all proceeds of such Receivables and all payments received on or with respect to such Receivables and due after the Series Cut-Off Date (or the date of transfer to the Issuer in the case of Receivables relating to Substitute Contracts and Upgrade Contracts related to the Series 1998-1 Notes); (b) the Issuer's rights and interests in the related Contracts and the related Credits, including all proceeds of such Contracts and the related Credits and all payments received on or with respect to such Contracts and the related Credits and due after the Series Cut-Off Date; (c) the related Contract Files and the related Custodian Files; (d) all amounts from time to time on deposit in the Series 1998-1 Collection Account, the Series 1998-1 Distribution Account and the Series 1998-1 Reserve Account (including any Eligible Investments and other property in such accounts); and (e) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing, together with the interests, rights and properties Granted by the Issuer to support the Series 1998-1 Notes pursuant to the Indenture, the "Series 1998-1 Collateral" or the "Series 1998-1 Trust Estate").

                             ARTICLE ONEDEFINITIONS

             Section 1.01 Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Series 1998-1 Supplement and the Series 1998-1 Notes, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Each term defined herein shall relate only to the Series 1998-1 Notes and no other Series of Notes issued under the Indenture. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Indenture.

         "Cash Accumulation Event": The occurrence of any of the following events or conditions: (i) as of any Calculation Date, the average Delinquency Level for the immediately preceding three Due Periods ending on such Calculation Date is greater than or equal to 6.67%, (ii) as of any Calculation Date, the average Default Rate for the immediately preceding three Due Periods ending on such Calculation Date is greater than or equal to 0.6%.

         "Cash Accumulation Event Period": Each period commencing at the beginning of a Due Period in which any Cash Accumulation Event occurs and ending immediately prior to the beginning of the first subsequent Due Period during which no Cash Accumulation Event occurs. For purposes of this definition, a Cash Accumulation Event shall be deemed to occur during a Due Period if as of the Calculation Date occurring on the last day of such Due Period there is an occurrence or existence of a Cash Accumulation Event.

     "Class": Any of the Class A Notes and Class B Notes of the Series 1998-1 Notes.

     "Class A Note Interest Rate": 6.88% per annum.

     "Class B Note Interest Rate": 7.98% per annum.

         "Class A Principal Distribution Amount": With respect to each Payment Date, (a) for any Payment Date prior to the Stated Maturity, an amount equal to 92% of the sum (without duplication) of (i) the principal portion of the amounts collected by or on behalf of the Issuer in the immediately preceding Due Period attributable to (A) payments by or on behalf of each Obligor of amounts owed on each Receivable supporting the Series 1998-1 Notes, (B) Residual Proceeds and Recoveries related to each such Receivable and (C) payments of Purchase Price by TFI, the Issuer or Trendwest related to each such Receivable, and (ii) the Collateral Value as of the related Calculation Date of any Contract related to each such Receivable that became a Defaulted Contract in the immediately preceding Due Period; (b) for any Payment Date on which the Principal Shortfall Amount is greater than zero, the amount set forth in clause (a) above plus an amount equal to the Principal Shortfall Amount relating to the Class A Notes and
(c) on the Stated Maturity, an amount equal to the aggregate principal amount of Class A Notes Outstanding as of such date; provided, however, any payments that are prepayments of principal made in connection with an Upgrade in accordance with the Transaction Documents shall not be included in the determination of the amount in clause (a) hereof.

         "Class B Principal Distribution Amount": With respect to each Payment Date, (a) for any Payment Date prior to the Stated Maturity, an amount equal to 4% of the sum (without duplication) of (i) the principal portion of the amounts collected by or on behalf of the Issuer in the immediately preceding Due Period attributable to (A) payments by or on behalf of each Obligor of amounts owed on each Receivable supporting the Series 1998-1 Notes, (B) Residual Proceeds and Recoveries related to each such Receivable and (C) payments of Purchase Price by TFI, the Issuer or Trendwest related to each such Receivable, and (ii) the Collateral Value as of the related Calculation Date of any Contract related to each such Receivable that became a Defaulted Contract in the immediately preceding Due Period; (b) for any Payment Date on which the Principal Shortfall Amount is greater than zero, the amount set forth in clause (a) above plus an amount equal to the Principal Shortfall Amount relating to the Class B Notes and
(c) on the Stated Maturity, an amount equal to the aggregate principal amount of Class B Notes Outstanding as of such date; provided, however, any payments that are prepayments of principal made in connection with an Upgrade in accordance with the Transaction Documents shall not be included in the determination of the amount in clause (a) hereof.

     "Controlling Class": With respect to the Series 1998-1 Notes, the Class A Notes until the Class A Notes are paid in full, then the Class B Notes.

     "Initial Aggregate Collateral Value": $135,869,728.73.

     "Initial Payment Date": April 15, 1998, the first Payment Date following the Series Closing Date relating to the Series 1998-1 Notes.

     "Note Interest Rate": With respect to the Class A Notes, 6.88% per annum, and, with respect to the Class B Notes, 7.98% per annum.

     "Note Purchase Agreements": Each of the Note Purchase Agreements, dated as of March 1, 1998, between the Issuer and the purchasers of the Series 1998-1 Notes named therein.

     "Principal Distribution Amount": With respect to the Class A Notes, the Class A Principal Distribution Amount, and, with respect to the Class B Notes, Class B Principal Distribution Amount.

     "Reserve Account Required Balance": As of any Payment Date, an amount equal to the greatest of (i) the product of (a) the sum (expressed as a percentage) of
(1) 2% plus (2) the product of .25% and the total number of times a Cash Accumulation Event has occurred (for the purposes of this definition, a Cash Accumulation Event shall be deemed to have occurred only once for any period of consecutive Due Periods occurring during a single Cash Accumulation Event Period) and (b) the principal balance of the Series 1998-1 Notes Outstanding as of such Payment Date (after any distributions made pursuant to Section 12.02(d) hereof on such date), (ii) $500,000 and (iii) during a Cash Accumulation Event Period, $500,000,000.

     "Reserve Account Standard Balance": As of any Payment Date, an amount equal to the Reserve Account Required Balance without giving effect to clause (iii) thereof.

     "Securities Act": Securities Act of 1933, as amended from time to time.

     "Series Closing Date": With respect to the Series 1998-1 Notes, March 12, 1998.

     "Series Cut-Off Date": With respect to the Series 1998-1 Notes, March 2, 1998.

     "Series 1998-1 Collection Account": The Collection Account established for the Series 1998-1 Notes pursuant to Section 12.02 of the Indenture.

     "Series 1998-1 Distribution Account": The Distribution Account related to the Series 1998-1 Notes pursuant to Section 12.02 of the Indenture.

     "Series 1998-1 Monthly Servicer's Report": The Monthly Servicer's Report relating to the Series 1998-1 Notes, a form of which is attached as Exhibit B hereto.

     "Series 1998-1 Reserve Account": The Reserve Account established for the Series 1998-1 Notes pursuant to Section 12.03 of the Indenture.

     "Stated Maturity": April 15, 2009.

     "Trigger Event": Any of the following events or conditions: (1) if, as of any Calculation Date, the aggregate Collateral Value of Contracts that are Delinquent Contracts is greater than or equal to 10% of the Aggregate Collateral Value as of the immediately preceding Calculation Date; (2) if, as of any Calculation Date, the aggregate Collateral Value of Defaulted Contracts that became Defaulted Contracts in the related Due Period is greater than or equal to 0.80% of the Aggregate Collateral Value as of the immediately preceding Calculation Date; (3) an Event of Default or Servicer Event of Default has occurred and is continuing; (4) (a) WorldMark voluntarily incurs or is any time voluntarily liable for any debt, or any of its property voluntarily is or voluntarily becomes subject to any Liens (other than (i) utility or similar easements or licenses which do not relate to borrowings by WorldMark or (ii) Liens that in the aggregate for all properties do not exceed $100,000), or (b) WorldMark involuntarily incurs or is any time involuntarily liable for any debt, or any of its property involuntarily is or involuntarily becomes subject to any Liens (other than utility or similar easements or licenses which do not relate to borrowings by WorldMark) that individually or in the aggregate (with respect to all such debt and the obligations secured by all such Liens) exceed $1,000,000; (5) WorldMark sells, leases or otherwise transfers voluntarily or otherwise, any of its real estate properties or any interest therein so that, in the aggregate, there is a net decrease in Credits available for member use greater than or equal to 10% from the number of Credits available for member use on the Closing Date; (6) if on the Payment Date after the fifth anniversary of the Closing Date, the aggregate principal amount of Notes Outstanding is greater than $15,000,000; (7) WorldMark exchanges one of its present properties for another property that is worth fewer Credits than the property so exchanged; or
(8) WorldMark has interests in units at fewer than 20 developed resort properties.

     "Trigger Event Period": Each period commencing at the beginning of a Due Period in which any Trigger Event occurs or exists and ending immediately prior to the beginning of the first subsequent Due Period that follows a period of six consecutive Due Periods during which no Trigger Event occurs or exists.

                     ARTICLE TWO FORM OF SERIES 1998-1 NOTES

             Section 2.01 Form of the Series 1998-1 Notes. The Class A Notes and the Class B Notes shall be in substantially the form set forth in Exhibit A-1 and Exhibit A-2, respectively, to this Series 1998-1 Supplement as such forms may be completed pursuant to Section 3.01 hereof, the terms of which Exhibits are herein incorporated by reference and which are made a part of this Series 1998-1 Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and by this Series 1998-1 Supplement.

            ARTICLE THREE PRINCIPAL TERMS OF THE SERIES 1998-1 NOTES

             Section 3.01 Principal Terms of the Series 1998-1 Notes. The Principal Terms of the Series 1998-1 Notes shall be as follows:

     (a) There is hereby created a Series of Notes to be issued in two classes under the Indenture and this Series 1998-1 Supplement designated as the "6.88% Receivables-Backed Notes, Series 1998-1, Class A" and the "7.98% Receivables-Backed Notes, Series 1998-1, Class B," collectively being the Series 1998-1 Notes herein referred to.

     (b) The Series 1998-1 Notes shall constitute a single Series of the Notes under the Indenture, which Series is limited in aggregate principal amount to $130,434,485, consisting of the Class A Notes, which Class is limited in aggregate principal amount to $125,000,000, and the Class B Notes, which Class is limited in aggregate principal amount to $5,434,485 (except for Series 1998-1 Notes of each Class authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Series 1998-1 Notes of such Class pursuant to Sections 3.04, 3.05, 3.06 or 9.05 of the Indenture).

     (c) The Series 1998-1 Notes shall be originally issued on the Series Closing Date. The Class A Notes shall bear interest monthly at the rate of 6.88% per annum and the Class B Notes shall bear interest monthly at the rate of 7.98% per annum, payable with respect to each Class from and including the Series Closing Date or the most recent Payment Date to which interest has been paid, on each Payment Date, commencing on the Initial Payment Date.


             ARTICLE FOUR REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.01 Representations and Warranties. The Issuer hereby makes the following representations and warranties as of the Series Closing Date for the benefit of the Holders of the Series 1998-1 Notes.

     (a) No Untrue Statements of Material Fact. None of the information in the Transaction Documents or in any other document, certificate, written statement, report, financial statement or schedule furnished by or on behalf of the Issuer in connection with the issuance of the Series 1998-1 Notes, contains any untrue statement of a material fact, and all of such documents when read together, but not independently, do not omit any statement of a material fact necessary in order to make the statements contained therein not misleading.

     (b) Private Offering by the Issuer. Neither the Issuer nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the purchasers of the Series 1998-1 Notes and not more than 49 other institutional investors. Neither the Issuer nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Series 1998-1 Notes to the registration requirement of Section 5 of the Securities Act.

     (c) Pool Information. As of the Series Cut-Off Date, the information set forth on Schedule B hereto is true and correct.

     (d) Number of Credits. As of February 15, 1998, the aggregate number of Credits was 411,470,000.

     Section 4.02 Covenants. (a) The Issuer will, upon receipt of a written request from any Holder of a Series 1998-1 Note, promptly provide to such Holder, or any prospective purchaser of such Series 1998-1 Note designated by such Holder, any information necessary to permit compliance with Rule 144A under the Securities Act, or any successor rule.

     (b) Each of the Issuer, the Servicer and the Trustee shall deliver to Structured Finance Advisors, Inc. ("SFA"), 17 Talcott Notch Road, Farmington, Connecticut 06032, Attention: Asset Manager, copies of all notices, reports and other documents that it is required to deliver to the Rating Agency or the Holders of the Series 1998-1 Notes pursuant to the Servicing Agreement and the Indenture.


               ARTICLE FIVE MONTHLY DISTRIBUTIONS; RESERVE ACCOUNT

     Section 5.01. Monthly Distributions. On each Payment Date, if either no Default or Event of Default shall have occurred and be continuing with respect to the Series 1998-1 Notes or a Default or Event of Default shall have occurred and be continuing with respect to such Notes but the entire unpaid principal amount of such Notes shall not have been declared, have automatically become or otherwise have become, due and payable pursuant to Section 6.02 of the Indenture, then on such Payment Date, after making all transfers and deposits into the Series 1998-1 Distribution Account from the Series 1998-1 Collection Account pursuant to Section 12.02(a) of the Indenture or from the Series 1998-1 Reserve Account pursuant to clauses (i) and (iii) of Section 5.02 hereof, the Trustee shall withdraw from the Series 1998-1 Distribution Account (other than amounts representing payments of Receivables due after the related Calculation Date immediately preceding such Payment Date), and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Series 1998-1 Monthly Servicer's Report; provided that the Trustee shall, to the extent funds are available in the Series 1998-1 Distribution Account, make payments under clauses (i) and (ii) below and interest payments based on the outstanding principal balance of the Series 1998-1 Notes (to the extent it can do so without withdrawing funds from the Series 1998-1 Reserve Account) even if it shall not have received the Series 1998-1 Monthly Servicer's Report:

     (i) to pay to the Trustee the Trustee Fee relating to the Series 1998-1 Notes and any expenses incurred by the Trustee relating to such Series in accordance with Section 7.07(ii) of the Indenture then due;

     (ii) to pay to the Servicer (during a Cash Accumulation Event Period, or during a Trigger Event Period or if such Servicer is not the initial Servicer or an Affiliate thereof): (A) the Servicer Fee relating to the Series 1998-1 Notes; and (B) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09 of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer relating to such Series (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts related to such Series and from amounts received as Recoveries from such Defaulted Contracts;

     (iii) to pay the aggregate interest due on the Outstanding Class A Notes on that Payment Date and any overdue interest, to be applied as provided in Section
3.07 of the Indenture;

     (iv) to pay the aggregate interest due on the Outstanding Class B Notes on that Payment Date and any overdue interest, to be applied as provided in Section
3.07 of the Indenture;

     (v) to pay the Class A Principal Distribution Amount for all Outstanding Class A Notes on that Payment Date, to be applied to the payment of Class A Note principal as provided in Section 3.07 of the Indenture;

     (vi) on each Payment Date relating to a Due Period occurring during a Trigger Event Period, apply any remaining funds to the payment of principal on a pro rata basis to the Holders of the Class A Notes Outstanding until the principal outstanding on such Notes is paid in full (after taking into account the payments of Note principal made pursuant to clause (v) above), then to the Holders of the Class B Notes Outstanding until the principal owed on such Notes is paid in full;

     (vii) to deposit into the Series 1998-1 Reserve Account (A) an amount necessary to bring the balance therein to an amount equal to the Reserve Account Required Balance or (B) on each Payment Date relating to a Due Period occurring during a Cash Accumulation Event Period, all remaining funds in the Distribution Account;

     (viii) to pay the Class B Principal Distribution Amount for all Outstanding Class B Notes on that Payment Date, to be applied to the payment of Class B Note principal as provided in Section 3.07 of the Indenture;

     (ix) to pay to the Servicer (so long as the initial Servicer or an Affiliate thereof is the Servicer and without duplication of amounts paid to such Servicer pursuant to clause (ii) of this Section 5.01): (A) the Servicer Fee relating to the Series 1998-1 Notes; and (B) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09 of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer relating to such Series (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Contracts related to such Series and from amounts received as Recoveries from such defaulted Contracts;

     (x) to reimburse the Noteholders for any reasonable costs and expenses incurred in connection with any enforcement action with respect to this Indenture or the Notes or any other Transaction Documents;

     (xi) to pay to TFI the interest due TFI under the Subordinated Note relating to the Series 1998-1 Notes;

     (xii) to pay to TFI, to the extent available, the principal due to TFI under the Subordinated Note relating to the Series 1998-1 Notes;

     (xiii) to pay to the Trustee any other amounts due to the Trustee with respect to the Series 1998-1 Notes as expressly provided herein and in the Servicing Agreement;

     (xiv) to pay to the Servicer any other amounts due the Servicer with respect to the Series 1998-1 Notes as expressly provided herein and in the Servicing Agreement; and

     (xv) to remit any excess funds to or at the direction of the Issuer.

     Prior to each Payment Date, the Trustee shall review the Monthly Servicer's Report relating to the Series 1998-1 Notes and shall determine that the Servicer has properly calculated the aggregate amounts that are to be distributed pursuant to clauses (i), (ii)(A), (iii), (iv), (v), (vi), (vii) and (viii) of this Section 5.01 on such Payment Date.

     The Trustee, based solely on the information set forth on the Monthly Servicer's Report, shall cause the funds necessary to make the distributions set forth in this Section 5.01 to be transferred into the Series 1998-1 Distribution Account from funds in the Series 1998-1 Collection Account on the Business Day immediately preceding the related Payment Date.

     The foregoing provisions of paragraph 5.01 notwithstanding, any monies deposited in the Series 1998-1 Distribution Account for purposes of redeeming the Series 1998-1 Notes pursuant to Article Ten of the Indenture shall, subject to Section 11.02(o) of the Indenture, remain in the Series 1998-1 Distribution Account until used to redeem such Notes.

     Section 5.02. Reserve Account. Disbursements from the Series 1998-1 Reserve Account shall be made, to the extent funds therefor are available, only as follows:

     (i) in the event that the amount in the Series 1998-1 Collection Account at 1:00 p.m., Chicago time, on the Determination Date immediately preceding any Payment Date (other than amounts representing payments of Receivables due after the related Calculation Date immediately preceding such Payment Date) is less than the sum of the amounts required to be transferred to the Series 1998-1 Distribution Account on the related Remittance Date for distribution pursuant to clauses (i) through (v) of Section 5.01 hereof, the Trustee shall, in accordance with the Series 1998-1 Monthly Servicer's Report, withdraw funds from the Series 1998-1 Reserve Account on or prior to 4:00 p.m., Chicago time, on the Business Day immediately preceding such Payment Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Series 1998-1 Distribution Account;

     (ii) subject to subparagraphs  (iii), (iv) and (v) of this Section 5.02 and
Section 5.01, in the event that on any Payment Date the balance in the Series 1998-1 Reserve Account equals an amount greater than the Reserve Account Required Balance (after giving effect to the distributions listed in Section 5.01(i) through (v) hereof on such Payment Date in accordance with the Series 1998-1 Monthly Servicer's Report), the Trustee shall withdraw funds in the Series 1998-1 Reserve Account in such amount so that the remaining amount in the Series 1998-1 Reserve Account after such withdrawal will equal the Reserve Account Required Balance, and the Trustee shall deposit such withdrawn funds into the Distribution Account for distribution in accordance with Section 5.01 hereof;

     (iii) in the event that on any Payment Date a Trigger Event has occurred and is continuing with respect to the Series 1998-1 Notes, the Trustee shall, but only at the direction of Holders of not less than 66-2/3% in principal amount of the Controlling Class of the Series 1998-1 Notes Outstanding, withdraw all funds from the Series 1998-1 Reserve Account (or any such lesser amount of such funds as such Holders may direct) and deposit such funds into the Series 1998-1 Distribution Account for disbursement in accordance with the provisions of Section 5.01 hereof;

     (iv) subject to subparagraph (iii) of this Section 5.02, in the event that on any Payment Date a Trigger Event has occurred and is continuing with respect to the Series 1998-1 Notes at a time when the amount in the Series 1998-1 Reserve Account is greater than the Reserve Account Standard Balance, the Trustee shall withdraw funds from the Series 1998-1 Reserve Account and deposit such funds into the Series 1998-1 Distribution Account for disbursement in accordance with the provisions of Section 5.01 hereof to the extent necessary so that after such withdrawal the amount in the Series 1998-1 Reserve Account equals the Reserve Account Standard Balance;

     (v) in the event that a Cash Accumulation Event occurs with respect to the Series 1998-1 Notes and is subsequently cured, the Trustee shall withdraw the amount that is in the Series 1998-1 Reserve Account that is greater than the Reserve Account Required Balance (after giving effect to the distributions listed in clauses (i) through (v) of Section 5.01 on such Payment Date) and distribute such amount pursuant to clauses (viii) through (xv) of Section 5.01, in accordance with the Series 1998-1 Monthly Servicer's Report; and

     (vi) on the Final Payment Date, to the extent any funds remain in the Series 1998-1 Reserve Account after distributions pursuant to clauses (i) through (v) of Section 5.01, such remaining amounts shall be used to pay the amounts set forth in clauses (viii) through (xv) of Section 5.01 hereof.


                     ARTICLE SIX SALE OF SERIES TRUST ESTATE

     Section 6.01. Disbursements from Sales. If the Series 1998-1 Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration of automatic acceleration has not been rescinded or annulled, any money collected by the Trustee with respect to the Series 1998-1 Notes pursuant to Article Six of the Indenture or otherwise and any other money that may be held thereafter by the Trustee as security for the Series 1998-1 Notes, including without limitation the amounts in the Series 1998-1 Reserve Account, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, without presentation of any of the Series 1998-1 Notes:

     FIRST: To the payment to the Trustee of the Trustee Fee with respect to the Series 1998-1 Notes and its expenses then due and to the Trustee its costs incurred in connection with enforcing the remedies provided for in Article Six of the Indenture, in each case, with respect to such Series;

     SECOND: To the payment of, if Trendwest or an Affiliate thereof is not the Servicer, all amounts due the Servicer with respect to the Series 1998-1 Notes pursuant to Section 3.09 of the Servicing Agreement and Section 5.01 hereof;

     THIRD: To the payment of the amounts then due and unpaid upon the Class A Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in such Notes) on overdue principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest;

     FOURTH: To the payment of the amounts then due and unpaid upon the Class B Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in such Notes) on overdue principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest;

     FIFTH: To the payment of the remaining outstanding principal balance of the Class A Notes ratably without preference or priority of any kind within such Class;

     SIXTH: To the payment of the remaining outstanding principal balance of the Class B Notes ratably without preference or priority of any kind within such Class;

     SEVENTH: To the payment to the Trustee any other amounts due to the Trustee with respect to the Series 1998-1 Notes as expressly provided in the Indenture, herein or in the Servicing Agreement;

     EIGHTH: To reimburse the Holders of the Class A Notes for any costs or expenses incurred in connection with any enforcement action with respect to this Indenture or such Notes or any other Transaction Document;

     NINTH: To the payment of, if Trendwest or an Affiliate thereof is the Servicer, all amounts due the Servicer with respect to the Series 1998-1 Notes pursuant to Section 3.09 of the Servicing Agreement and Section 5.01 hereof;

     TENTH: To reimburse the Holders of the Class B Notes for any costs or expenses incurred in connection with any enforcement action with respect to this Indenture or such Notes or any other Transaction Document; and

     ELEVENTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

                 ARTICLE SEVEN PROVISIONS OF GENERAL APPLICATION

     Section 7.01 Ratification of Indenture. As supplemented by this Series 1998-1 Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Series 1998-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series 1998-1 Supplement shall be controlling.

     Section 7.02 Amendments to the Documents. With the consent of the Holders of not less than 66-2/3% in principal amount of the Series 1998-1 Notes Outstanding, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, the Servicer and the Trustee may enter into an indenture or indentures supplemental hereto or to the Indenture or amendments to the Servicing Agreement, the Receivables Purchase Agreement, the Custodian Agreement or the Sale Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Transaction Documents or of modifying in any manner the rights of the Holders of the Notes of such Series under the Indenture and this Series 1998-1 Supplement, provided, however, that this provision shall in no way affect the requirement in Section 9.02 of the Indenture that all of the affected Holders consent to certain amendments specified in such Section. Notwithstanding the foregoing and anything contained herein to the contrary, the Issuer may amend the Series Contract Schedule attached hereto as Schedule A from time to time with a supplement, substantially in the form of Exhibit B to the Indenture, in accordance with Section 4.03(e) and Section 4.03(g) of the Indenture without the consent of the Holders of the Series 1998-1 Notes.

     Section 7.03 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 7.04 Governing Law. This Series 1998-1 Supplement and each Series 1998-1 Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

     Section 7.05 Counterparts. This Series 1998-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 7.06 Initial Purchasers. The Trustee hereby acknowledges that it has received and has reflected in the Note Register for the Series 1998-1 Notes the information relating to the initial purchasers of the Series 1998-1 Notes set forth in Annex 1 to the Note Purchase Agreements.

     IN WITNESS WHEREOF, the Issuer, the Servicer and the Trustee have caused this Series 1998-1 Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              TRI FUNDING II, INC.
                                     Issuer



                                       By:
                                      Name:
                                     Title:


                            TRENDWEST RESORTS, INC.,
                                    Servicer



                                       By:
                                      Name:
                                     Title:



                         LASALLE NATIONAL BANK, Trustee



                                       By:
                                      Name:
                                     Title:

===============================================================================
                                    EXHIBIT A
===============================================================================


                                   EXHIBIT A-1

                       FORM OF SERIES 1998-1 CLASS A NOTE

==============================================================================
                                    EXHIBIT A
==============================================================================


                                   EXHIBIT A-2

                       FORM OF SERIES 1998-1 CLASS B NOTE

==============================================================================
                                    EXHIBIT A
==============================================================================


                                    EXHIBIT B

                 FORM OF SERIES 1998-1 MONTHLY SERVICER'S REPORT

==============================================================================
                                    EXHIBIT A
==============================================================================



                                   SCHEDULE A

                            SERIES CONTRACT SCHEDULE

==============================================================================
                                    EXHIBIT A
==============================================================================




                                   SCHEDULE B
                                POOL INFORMATION